EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended June 30, 2016

INDEX

Page
Investor Information	3
2016 Business Developments	4 - 5
Common Shares Data	6
Financial Highlights	7
Funds From Operations	8
Net Income, as Adjusted	9
Funds From Operations, as Adjusted	10
Funds Available for Distribution	11
Net Income / EBITDA (Consolidated and by Segment)	12 - 18
EBITDA by Segment and Region	19
Consolidated Balance Sheets	20
Capital Structure	21
Debt Analysis	22 - 24
Unconsolidated Joint Ventures	25 - 27
Square Footage	28
Top 30 Tenants	29
Lease Expirations	30 - 31
Occupancy, Same Store EBITDA and Residential Statistics	34
Development / Redevelopment Summary	35
Capital Expenditures	36 - 39
Property Table	40 - 53

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2015. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Mitchell N. Schear	President - Washington, DC Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Steve Sakwa / Robert Simone	Alexander Goldfarb / Daniel Santos
Bank of America / Merrill Lynch	Evercore ISI	Sandler O'Neill
646-855-5808 / 646-855-3197	212-446-9462 / 212-446-9459	212-466-7937 / 212-466-7927

Ross Smotrich / Peter Siciliano	Brad K. Burke	John W. Guinee / Erin T. Aslakson
Barclays Capital	Goldman Sachs	Stifel Nicolaus & Company
212-526-2306 / 212-526-3098	917-343-2082	443-224-1307 / 443-224-1350

Michael Bilerman / Emmanuel Korchman	Jed Reagan / Chris Belosic	Michael Lewis
Citi	Green Street Advisors	SunTrust Robinson Humphrey
212-816-1383 / 212-816-1382	949-640-8780	212-319-5659

Ian Weissman / Derek J.A. van Dijkum	Anthony Paolone / Gene Nusinzon	Nick Yulico
Credit Suisse	JP Morgan	UBS
212-538-6889 / 212-325-9752	212-622-6682 / 212-633-1041	212-713-3402

Vincent Chao	Vikram Malhotra / Sumit Sharma
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-7064 / 212-761-7567

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2016 BUSINESS DEVELOPMENTS

Investment Activities

On March 17, 2016, we entered into a joint venture, in which we own a 33.3% interest, which owns a $142,050,000 mezzanine loan.  The interest rate is LIBOR plus 8.875% (9.32% at June 30, 2016) and the debt matures in November 2016, with two three-month extension options.  At June 30, 2016, the joint venture has a $7,950,000 remaining commitment, of which our share is $2,650,000.  The joint venture’s investment is subordinate to $350,000,000 of third party debt.  We account for our investment in the joint venture under the equity method.

On May 20, 2016, we contributed $19,650,000 for a 50.0% equity interest in a joint venture that will develop a 33,000 square foot office and retail building, located on Houston Street in Manhattan.  The development cost of this project is estimated to be approximately $104,000,000.  At closing, the joint venture obtained a $65,000,000 construction loan, of which approximately $22,100,000 was outstanding at June 30, 2016.  The loan, which bears interest at LIBOR plus 3.00% (3.47% at June 30, 2016), matures in May 2019 with two one-year extension options.  Because this joint venture is a VIE and we determined we are the primary beneficiary, we consolidate the accounts of this joint venture from the date of our investment.

Dispositions

On May 27, 2016, we sold a 47% ownership interest in 7 West 34th Street, a 477,000 square foot Manhattan office building leased to Amazon, and retained the remaining 53% interest.  This transaction was based on a property value of approximately $561,000,000 or $1,176 per square foot.  We received net proceeds of $127,382,000 from the sale and realized a net gain of $203,324,000, of which $159,511,000 is recognized this quarter and is included in “net gain on disposition of wholly owned and partially owned assets” in our consolidated statements of income.  The remaining net gain of $43,813,000 has been deferred until our guarantee of payment of loan principal and interest has been removed or the loan has been repaid.  We realized a net tax gain of $90,017,000.   We continue to manage and lease the property.  We share control over major decisions with our joint venture partner.  Accordingly, this property is accounted for under the equity method from the date of sale.

2016 BUSINESS DEVELOPMENTS

Financing Activities

On February 8, 2016, we completed a $700,000,000 refinancing of 770 Broadway, a 1,158,000 square foot Manhattan office building.  The five-year loan is interest only at LIBOR plus 1.75%, (2.21% at June 30, 2016) which was swapped for four and a half years to a fixed rate of 2.56%.  The Company realized net proceeds of approximately $330,000,000.  The property was previously encumbered by a 5.65%, $353,000,000 mortgage which matured in March 2016.

On March 7, 2016, the joint venture, in which we have a 55% ownership interest, completed a $300,000,000 refinancing of One Park Avenue, a 947,000 square foot Manhattan office building.  The loan matures in March 2021 and is interest only at LIBOR plus 1.75% (2.21% at June 30, 2016).  The property was previously encumbered by a 4.995%, $250,000,000 mortgage which matured in March 2016.

On May 6, 2016, the joint venture, in which we have a 55% ownership interest, completed a $273,000,000 refinancing of The Warner Building, a 621,000 square foot Washington, DC office building.  The loan matures in June 2023, has a fixed rate of 3.65%, is interest only for the first two years and amortizes based on a 30-year schedule beginning in year three. The property was previously encumbered by a 6.26%, $293,000,000 mortgage which matured in May 2016.

On May 11, 2016, the joint venture, in which we have a 50% ownership interest, completed a $900,000,000 refinancing of 280 Park Avenue, a 1,250,000 square foot Manhattan office building.  The three-year loan with four one-year extensions is interest only at LIBOR plus 2.00%, (2.45% at June 30, 2016).  The property was previously encumbered by a 6.35%, $721,000,000 mortgage which was scheduled to mature in June 2016.

On May 16, 2016, we completed a $300,000,000 recourse financing of 7 West 34th Street.  The ten-year loan is interest only at a fixed rate of 3.65% and matures in June 2026.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

		Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
High Price		$100.13	$99.97	$103.41	$98.96
Low Price		$90.13	$78.91	$89.32	$84.60
Closing Price - end of quarter		$100.12	$94.43	$99.96	$90.42

Annualized Dividend per share		$2.52	$2.52	$2.52	$2.52

Annualized Dividend Yield - on Closing Price		2.5%	2.7%	2.5%	2.8%

Outstanding shares, Class A units and convertible preferred units as converted,
excluding stock options (in thousands)		201,760	201,763	201,367	201,431

Closing market value of outstanding shares, Class A units and convertible preferred
units as converted, excluding stock options		$20.2 Billion	$19.1 Billion	$20.1 Billion	$18.2 Billion

TIMING

The quarterly financial results and related earnings conference call for the remainder of 2016 is expected to occur as follows:

Filing Date		Earnings Call

Third Quarter 2016	Monday, October 31, 2016	Tuesday, November 1, 2016 10AM ET

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), net income attributable to common shareholders, as adjusted, FFO, as adjusted, and Funds Available for Distribution ("FAD").  A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2016	2015	2016	2016	2015
Total revenues	$621,708	$616,288	$613,037	$1,234,745	$1,223,090

Net income (loss) attributable to common shareholders	$220,463	$165,651	$(114,163)	$106,300	$250,244
Per common share:
Basic	$1.17	$0.88	$(0.61)	$0.56	$1.33
Diluted	$1.16	$0.87	$(0.61)	$0.56	$1.32

Net income attributable to common shareholders, as adjusted	$72,463	$89,128	$41,845	$115,184	$150,037
Per diluted share	$0.38	$0.47	$0.22	$0.61	$0.79

FFO, as adjusted	$233,015	$238,550	$204,759	$438,316	$441,299
Per diluted share	$1.23	$1.26	$1.08	$2.31	$2.33

FFO	$229,432	$323,381	$203,137	$433,104	$544,305
FFO - Operating Partnership Basis ("OP Basis")	$244,682	$343,470	$216,687	$461,297	$577,544
Per diluted share	$1.21	$1.71	$1.07	$2.28	$2.87

FAD	$100,557	$140,417	$102,862	$203,636	$297,477
Per diluted share	$0.53	$0.74	$0.54	$1.07	$1.57

Dividends per common share	$0.63	$0.63	$0.63	$1.26	$1.26

FFO payout ratio (based on FFO, as adjusted)	51.2%	50.0%	58.3%	54.5%	54.1%
FAD payout ratio	118.9%	85.1%	116.7%	117.8%	80.3%

Weighted average shares used in determining FFO per diluted share - REIT basis	189,885	189,600	189,664	190,043	189,775
Convertible units:
Class A	11,596	10,673	11,414	11,505	10,674
D-13	490	458	524	510	443
G1-G4	41	87	43	40	88
Equity awards - unit equivalents	494	560	670	316	384
Weighted average shares used in determining FFO per diluted share - OP Basis	202,506	201,378	202,315	202,414	201,364

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2016	2015	2016	2016	2015
Reconciliation of our net income (loss) to FFO:
Net income (loss) attributable to common shareholders	$220,463	$165,651	$(114,163)	$106,300	$250,244
Per diluted share	$1.16	$0.87	$(0.61)	$0.56	$1.32

FFO adjustments:
Depreciation and amortization of real property	$133,218	$129,296	$134,121	$267,339	$247,552
Net gains on sale of real estate	(161,721)	-	-	(161,721)	(10,867)
Real estate impairment losses	-	-	160,700	160,700	256
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	38,308	32,282	39,046	77,354	68,554
Net gains on sale of real estate	(319)	(4,513)	-	(319)	(4,513)
Real estate impairment losses	49	10,304	4,353	4,402	10,304
	9,535	167,369	338,220	347,755	311,286
Noncontrolling interests' share of above adjustments	(588)	(9,662)	(20,942)	(21,469)	(18,109)
FFO adjustments, net	$8,947	$157,707	$317,278	$326,286	$293,177

FFO attributable to common shareholders	$229,410	$323,358	$203,115	$432,586	$543,421
Convertible preferred share dividends	22	23	22	43	46
Earnings allocated to Out-Performance Plan units	-	-	-	475	838
FFO attributable to common shareholders plus assumed conversions	229,432	323,381	203,137	433,104	544,305
Add back of income allocated to noncontrolling interests of the
Operating Partnership	15,250	20,089	13,550	28,193	33,239
FFO - OP Basis (1)	$244,682	$343,470	$216,687	$461,297	$577,544
FFO per diluted share (1)	$1.21	$1.71	$1.07	$2.28	$2.87

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent net income and should not be considered an alternative to net income as a performance measure.  FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF NET INCOME (LOSS) TO NET INCOME (LOSS), AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2016	2015	2016	2016	2015
Net income (loss) attributable to common shareholders	(A)	$220,463	$165,651	$(114,163)	$106,300	$250,244
Per diluted share		$1.16	$0.87	$(0.61)	$0.56	$1.32
Items that impact net income (loss) attributable to common shareholders:
Net gains on sale of real estate and residential condominiums		$159,830	$4,513	$714	$160,544	$17,240
Net income from discontinued operations and sold properties		3,671	5,168	1,645	5,316	17,006
Acquisition and transaction related costs		(2,904)	(4,061)	(4,607)	(7,511)	(6,042)
Default interest on Skyline properties mortgage loan		(2,711)	-	-	(2,711)	-
Real estate impairment losses		(49)	(14,806)	(165,053)	(165,102)	(15,062)
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
ability to utilize NOLs)		-	90,030	-	-	90,030
Other, net		-	433	-	-	3,154
		157,837	81,277	(167,301)	(9,464)	106,326
Noncontrolling interests' share of above adjustments		(9,837)	(4,754)	11,293	580	(6,119)
Items that impact net income (loss) attributable to common shareholders, net	(B)	$148,000	$76,523	$(156,008)	$(8,884)	$100,207
Per diluted share		$0.78	$0.40	$(0.83)	$(0.05)	$0.53

Net income attributable to common shareholders, as adjusted	(A-B)	$72,463	$89,128	$41,845	$115,184	$150,037
Per diluted share		$0.38	$0.47	$0.22	$0.61	$0.79

RECONCILIATION OF FFO TO FFO, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2016	2015	2016	2016	2015
FFO attributable to common shareholders plus assumed conversions	(A)	$229,432	$323,381	$203,137	$433,104	$544,305
Per diluted share		$1.21	$1.71	$1.07	$2.28	$2.87
Items that impact FFO:
Acquisition and transaction related costs		$(2,904)	$(4,061)	$(4,607)	$(7,511)	$(6,042)
Default interest on Skyline properties mortgage loan		(2,711)	-	-	(2,711)	-
FFO from discontinued operations and sold properties		1,794	8,201	2,163	3,957	24,796
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
ability to utilize NOLs)		-	90,030	-	-	90,030
Our share of impairment loss on India real estate venture's
non-depreciable real estate		-	(4,502)	-	-	(4,502)
Net gain on sale of residential condominiums		-	-	714	714	1,860
Other, net		-	433	-	-	3,154
		(3,821)	90,101	(1,730)	(5,551)	109,296
Noncontrolling interests' share of above adjustments		238	(5,270)	108	339	(6,290)
Items that impact FFO, net	(B)	$(3,583)	$84,831	$(1,622)	$(5,212)	$103,006
Per diluted share		$(0.02)	$0.45	$(0.01)	$(0.03)	$0.54

FFO, as adjusted	(A-B)	$233,015	$238,550	$204,759	$438,316	$441,299
Per diluted share		$1.23	$1.26	$1.08	$2.31	$2.33

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2016	2015	2016	2016	2015

FFO attributable to common shareholders plus assumed conversions	(A)	$229,432	$323,381	$203,137	$433,104	$544,305

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures		101,060	71,488	74,569	175,629	123,536
Straight-line rentals		42,284	34,662	41,761	84,045	63,958
Amortization of acquired below-market leases, net		11,843	12,920	17,049	28,892	24,912
Stock-based compensation expense		(7,215)	(6,685)	(14,571)	(21,786)	(26,827)
Amortization of debt issuance costs		(8,508)	(7,497)	(9,265)	(17,773)	(14,953)
Adjustments to FFO per page 10,
excluding FFO attributable to discontinued operations and sold properties		(5,615)	81,900	(3,893)	(9,508)	84,500
Carried interest and our share of net unrealized gain
from real estate fund investments		5,598	8,743	3,138	8,736	10,364
Non real estate depreciation		(2,006)	(1,667)	(1,824)	(3,830)	(3,589)
Noncontrolling interests' share of above adjustments		(8,566)	(10,900)	(6,689)	(14,937)	(15,073)
	(B)	128,875	182,964	100,275	229,468	246,828

FAD(1)	(A-B)	$100,557	$140,417	$102,862	$203,636	$297,477

FAD per diluted share		$0.53	$0.74	$0.54	$1.07	$1.57
FAD payout ratio(2)		118.9%	85.1%	116.7%	117.8%	80.3%

(1)

FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	June 30,			March 31,
	2016	2015	Inc (Dec)	2016
Property rentals	$472,593	$466,803	$5,790	$460,224
Straight-line rent adjustments	42,284	34,662	7,622	41,761
Amortization of acquired below-market leases, net	12,301	13,378	(1,077)	17,507
Total rentals	527,178	514,843	12,335	519,492
Tenant expense reimbursements	60,841	62,215	(1,374)	59,575
Fee and other income:
BMS cleaning fees	18,794	21,741	(2,947)	18,146
Management and leasing fees	4,604	4,274	330	4,799
Lease termination fees	3,199	2,893	306	2,405
Other income	7,092	10,322	(3,230)	8,620
Total revenues	621,708	616,288	5,420	613,037
Operating expenses	245,138	242,690	2,448	256,349
Depreciation and amortization	141,313	136,957	4,356	142,957
General and administrative	45,564	39,189	6,375	48,704
Impairment loss and acquisition and transaction related costs	2,879	4,061	(1,182)	165,307
Total expenses	434,894	422,897	11,997	613,317
Operating income (loss)	186,814	193,391	(6,577)	(280)
Income (loss) from partially owned entities	642	(5,641)	6,283	(4,240)
Income from real estate fund investments	16,389	26,368	(9,979)	11,284
Interest and other investment income, net	10,236	5,666	4,570	3,518
Interest and debt expense	(105,576)	(92,092)	(13,484)	(100,489)
Net gain on disposition of wholly owned and partially owned assets	159,511	-	159,511	714
Income (loss) before income taxes	268,016	127,692	140,324	(89,493)
Income tax (expense) benefit	(2,109)	88,072	(90,181)	(2,831)
Income (loss) from continuing operations	265,907	215,764	50,143	(92,324)
Income (loss) from discontinued operations	2,475	(364)	2,839	716
Net income (loss)	268,382	215,400	52,982	(91,608)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(13,025)	(19,186)	6,161	(9,678)
Operating Partnership	(14,531)	(10,198)	(4,333)	7,487
Net income (loss) attributable to Vornado	240,826	186,016	54,810	(93,799)
Interest and debt expense	127,799	115,073	12,726	126,120
Depreciation and amortization	173,352	163,245	10,107	174,811
Income tax expense (benefit)	4,704	(87,653)	92,357	3,261
EBITDA	$546,681	$376,681	$170,000	$210,393

Capitalized leasing and development payroll	$5,786	$5,444	$342	$6,142
Capitalized interest and debt expense	$7,367	$11,702	$(4,335)	$9,071

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization."  Management considers EBITDA a non-GAAP financial measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity.  As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers.  EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Six Months Ended June 30,
	2016	2015	Inc (Dec)
Property rentals	$932,817	$925,331	$7,486
Straight-line rent adjustments	84,045	63,958	20,087
Amortization of acquired below-market leases, net	29,808	25,828	3,980
Total rentals	1,046,670	1,015,117	31,553
Tenant expense reimbursements	120,416	129,136	(8,720)
Fee and other income:
BMS cleaning fees	36,940	44,374	(7,434)
Management and leasing fees	9,403	8,466	937
Lease termination fees	5,604	6,640	(1,036)
Other income	15,712	19,357	(3,645)
Total revenues	1,234,745	1,223,090	11,655
Operating expenses	501,487	497,183	4,304
Depreciation and amortization	284,270	261,079	23,191
General and administrative	94,268	97,681	(3,413)
Impairment loss and acquisition and transaction related costs	168,186	6,042	162,144
Total expenses	1,048,211	861,985	186,226
Operating income	186,534	361,105	(174,571)
Loss from partially owned entities	(3,598)	(8,384)	4,786
Income from real estate fund investments	27,673	50,457	(22,784)
Interest and other investment income, net	13,754	16,458	(2,704)
Interest and debt expense	(206,065)	(183,766)	(22,299)
Net gain on disposition of wholly owned and partially owned assets	160,225	1,860	158,365
Income before income taxes	178,523	237,730	(59,207)
Income tax (expense) benefit	(4,940)	87,101	(92,041)
Income from continuing operations	173,583	324,831	(151,248)
Income from discontinued operations	3,191	15,815	(12,624)
Net income	176,774	340,646	(163,872)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(22,703)	(35,068)	12,365
Operating Partnership	(7,044)	(15,485)	8,441
Net income attributable to Vornado	147,027	290,093	(143,066)
Interest and debt expense	253,919	229,748	24,171
Depreciation and amortization	348,163	319,695	28,468
Income tax expense (benefit)	7,965	(88,392)	96,357
EBITDA	$757,074	$751,144	$5,930

Capitalized leasing and development payroll	$11,928	$10,385	$1,543
Capitalized interest and debt expense	$16,438	$22,812	$(6,374)

EBITDA BY SEGMENT
(unaudited and in thousands)
	Three Months Ended June 30, 2016
	Total	New York		Washington, DC		Other
Property rentals	$472,593	$311,083		$102,826		$58,684
Straight-line rent adjustments	42,284	27,849		7,044		7,391
Amortization of acquired below-market leases, net	12,301	10,615		336		1,350
Total rentals	527,178	349,547		110,206		67,425
Tenant expense reimbursements	60,841	46,897		8,901		5,043
Fee and other income:
BMS cleaning fees	18,794	23,407		-		(4,613)
Management and leasing fees	4,604	1,840		2,723		41
Lease termination fees	3,199	2,976		135		88
Other income	7,092	1,103		5,503		486
Total revenues	621,708	425,770		127,468		68,470
Operating expenses	245,138	174,342		46,629		24,167
Depreciation and amortization	141,313	85,986		35,182		20,145
General and administrative	45,564	7,807		7,295		30,462
Acquisition and transaction related costs	2,879	-		-		2,879
Total expenses	434,894	268,135		89,106		77,653
Operating income (loss)	186,814	157,635		38,362		(9,183)
Income (loss) from partially owned entities	642	(1,001)		(2,958)		4,601
Income from real estate fund investments	16,389	-		-		16,389
Interest and other investment income, net	10,236	1,214		34		8,988
Interest and debt expense	(105,576)	(56,395)		(19,817)		(29,364)
Net gain on disposition of wholly owned and partially owned assets	159,511	159,511		-		-
Income (loss) before income taxes	268,016	260,964		15,621		(8,569)
Income tax expense	(2,109)	(816)		(318)		(975)
Income (loss) from continuing operations	265,907	260,148		15,303		(9,544)
Income from discontinued operations	2,475	-		-		2,475
Net income (loss)	268,382	260,148		15,303		(7,069)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(13,025)	(3,397)		-		(9,628)
Operating Partnership	(14,531)	-		-		(14,531)
Net income (loss) attributable to Vornado	240,826	256,751		15,303		(31,228)
Interest and debt expense	127,799	71,171		22,641		33,987
Depreciation and amortization	173,352	111,314		39,305		22,733
Income tax expense	4,704	889		2,205		1,610
EBITDA for the three months ended June 30, 2016	$546,681	$440,125		$79,454		$27,102

EBITDA for the three months ended June 30, 2015	$376,681	$275,988		$85,634		$15,059

EBITDA, as adjusted - OP basis:
For the three months ended June 30, 2016	$400,174	$278,936	(1)	$79,454	(2)	$41,784	(3)
For the three months ended June 30, 2015	$390,697	$269,059	(1)	$83,567	(2)	$38,071	(3)

See notes on page 16.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Six Months Ended June 30, 2016
	Total	New York		Washington, DC		Other
Property rentals	$932,817	$605,885		$205,532		$121,400
Straight-line rent adjustments	84,045	54,160		12,776		17,109
Amortization of acquired below-market leases, net	29,808	26,809		673		2,326
Total rentals	1,046,670	686,854		218,981		140,835
Tenant expense reimbursements	120,416	91,894		18,542		9,980
Fee and other income:
BMS cleaning fees	36,940	46,066		-		(9,126)
Management and leasing fees	9,403	3,393		5,927		83
Lease termination fees	5,604	5,166		300		138
Other income	15,712	3,222		11,730		760
Total revenues	1,234,745	836,595		255,480		142,670
Operating expenses	501,487	349,649		95,948		55,890
Depreciation and amortization	284,270	170,307		73,764		40,199
General and administrative	94,268	17,774		15,259		61,235
Impairment loss ($160,700 for Skyline properties) and acquisition and transaction related costs	168,186	-		160,700		7,486
Total expenses	1,048,211	537,730		345,671		164,810
Operating income (loss)	186,534	298,865		(90,191)		(22,140)
(Loss) income from partially owned entities	(3,598)	(4,564)		(5,001)		5,967
Income from real estate fund investments	27,673	-		-		27,673
Interest and other investment income, net	13,754	2,329		92		11,333
Interest and debt expense	(206,065)	(110,981)		(35,752)		(59,332)
Net gain on disposition of wholly owned and partially owned assets	160,225	159,511		-		714
Income (loss) before income taxes	178,523	345,160		(130,852)		(35,785)
Income tax expense	(4,940)	(1,775)		(582)		(2,583)
Income (loss) from continuing operations	173,583	343,385		(131,434)		(38,368)
Income from discontinued operations	3,191	-		-		3,191
Net income (loss)	176,774	343,385		(131,434)		(35,177)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(22,703)	(6,826)		-		(15,877)
Operating Partnership	(7,044)	-		-		(7,044)
Net income (loss) attributable to Vornado	147,027	336,559		(131,434)		(58,098)
Interest and debt expense	253,919	142,369		42,047		69,503
Depreciation and amortization	348,163	219,717		81,986		46,460
Income tax expense	7,965	1,979		2,470		3,516
EBITDA for the six months ended June 30, 2016	$757,074	$700,624		$(4,931)		$61,381

EBITDA for the six months ended June 30, 2015	$751,144	$524,933		$168,891		$57,320

EBITDA, as adjusted - OP basis:
For the six months ended June 30, 2016	$769,863	$537,993	(1)	$155,769	(2)	$76,101	(3)
For the six months ended June 30, 2015	$740,441	$512,057	(1)	$164,901	(2)	$63,483	(3)

See notes on following page.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA, as adjusted, are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2016	2015	2016	2015
	Office (including BMS EBITDA of $6,428, $6,593, $11,473, and $12,274, respectively)	$161,691	$158,626	$312,854	$307,536
	Retail	95,306	85,627	188,753	166,384
	Residential	6,337	5,709	12,687	10,759
	Alexander's	11,805	10,241	23,374	20,648
	Hotel Pennsylvania	3,797	8,856	325	6,730
	Total New York	$278,936	$269,059	$537,993	$512,057

(2)	The elements of "Washington, DC" EBITDA, as adjusted, are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2016	2015	2016	2015
	Office, excluding the Skyline properties	$63,757	$66,442	$124,573	$131,888
	Skyline properties	4,863	6,984	9,955	13,039
	Total Office	68,620	73,426	134,528	144,927
	Residential	10,834	10,141	21,241	19,974
	Total Washington, DC	$79,454	$83,567	$155,769	$164,901

(3)	The elements of "Other" EBITDA, as adjusted, are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2016	2015	2016	2015
	Our share of real estate fund investments:
	Income before net realized/unrealized gains	$1,526	$2,671	$3,757	$4,285
	Net realized/unrealized gains on investments	3,890	4,916	5,451	10,464
	Carried interest	2,128	2,909	3,647	6,297
	Total	7,544	10,496	12,855	21,046
	theMART (including trade shows)	25,965	22,144	48,993	43,185
	555 California Street	12,117	12,831	23,732	25,232
	India real estate ventures	430	375	1,749	2,216
	Other investments	14,496	9,424	31,171	16,183
		60,552	55,270	118,500	107,862
	Corporate general and administrative expenses(a) (b)	(24,239)	(23,760)	(54,845)	(59,702)
	Investment income and other, net(a)	5,471	6,561	12,446	15,323
	Total Other	$41,784	$38,071	$76,101	$63,483

	(a)

The amounts in these captions (for this table only) exclude the results of the mark-to-market of our deferred compensation plan of $4,359 of income and $609 of loss for the three months ended June 30, 2016 and 2015, respectively, and $2,421 and $2,250 of income for the six months ended June 30, 2016 and 2015, respectively.

	(b)

The six months ended June 30, 2015 includes a cumulative catch up of $4,542 from the acceleration of recognition of compensation expense related to the modification of the 2012-2014 Out-Performance Plans.

RECONCILIATION OF NET INCOME TO EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
	Three Months Ended June 30, 2016
	Total	New York	Washington, DC	Other
Net income (loss) attributable to Vornado	$240,826	$256,751	$15,303	$(31,228)
Interest and debt expense	127,799	71,171	22,641	33,987
Depreciation and amortization	173,352	111,314	39,305	22,733
Income tax expense	4,704	889	2,205	1,610
EBITDA	546,681	440,125	79,454	27,102
Items that impact EBITDA:
Net gain on sale of 7 West 34th Street	(159,511)	(159,511)	-	-
Acquisition and transaction related costs	2,879	-	-	2,879
Net gain on sale of Queens Boulevard	(2,210)	-	-	(2,210)
EBITDA from operations of sold property	(1,678)	(1,678)	-	-
Other	(518)	-	-	(518)
Net income attributable to noncontrolling interests in the Operating Partnership	14,531	-	-	14,531
EBITDA, as adjusted - OP basis	$400,174	$278,936	$79,454	$41,784

	Three Months Ended June 30, 2015
	Total	New York	Washington, DC	Other
Net income attributable to Vornado	$186,016	$118,212	$16,454	$51,350
Interest and debt expense	115,073	61,057	20,891	33,125
Depreciation and amortization	163,245	95,567	47,803	19,875
Income tax (benefit) expense	(87,653)	1,152	486	(89,291)
EBITDA	376,681	275,988	85,634	15,059
Items that impact EBITDA:
Our share of impairment loss on India real estate ventures	14,806	-	-	14,806
EBITDA from operations of sold properties	(7,696)	(5,629)	(2,067)	-
Our share of gains on sale of partially owned entities	(4,513)	-	-	(4,513)
Acquisition and transaction related costs	4,061	-	-	4,061
Other	(2,840)	(1,300)	-	(1,540)
Net income attributable to noncontrolling interests in the Operating Partnership	10,198	-	-	10,198
EBITDA, as adjusted - OP basis	$390,697	$269,059	$83,567	$38,071

RECONCILIATION OF NET INCOME TO EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
	Six Months Ended June 30, 2016
	Total	New York	Washington, DC	Other
Net income (loss) attributable to Vornado	$147,027	$336,559	$(131,434)	$(58,098)
Interest and debt expense	253,919	142,369	42,047	69,503
Depreciation and amortization	348,163	219,717	81,986	46,460
Income tax expense	7,965	1,979	2,470	3,516
EBITDA	757,074	700,624	(4,931)	61,381
Items that impact EBITDA:
Skyline properties impairment loss	160,700	-	160,700	-
Net gain on sale of 7 West 34th Street	(159,511)	(159,511)	-	-
Acquisition and transaction related costs	7,486	-	-	7,486
Our share of PREIT impairment loss	4,402	-	-	4,402
EBITDA from operations of sold property	(3,120)	(3,120)	-	-
Net gain on sale of Queens Boulevard	(2,210)	-	-	(2,210)
Net gain on sale of residential condominiums	(714)	-	-	(714)
Other	(1,288)	-	-	(1,288)
Net income attributable to noncontrolling interests in the Operating Partnership	7,044	-	-	7,044
EBITDA, as adjusted - OP basis	$769,863	$537,993	$155,769	$76,101

	Six Months Ended June 30, 2015
	Total	New York	Washington, DC	Other
Net income attributable to Vornado	$290,093	$213,364	$40,083	$36,646
Interest and debt expense	229,748	119,724	42,403	67,621
Depreciation and amortization	319,695	189,691	88,555	41,449
Income tax (benefit) expense	(88,392)	2,154	(2,150)	(88,396)
EBITDA	751,144	524,933	168,891	57,320
Items that impact EBITDA:
UE and residual retail properties discontinued operations	(23,797)	-	-	(23,797)
EBITDA from operations of sold properties	(15,566)	(11,576)	(3,990)	-
Our share of impairment loss on India real estate ventures	14,806	-	-	14,806
Acquisition and transaction related costs	6,042	-	-	6,042
Our share of gains on sale of partially owned entities	(4,513)	-	-	(4,513)
Net gain on sale of residential condominiums	(1,860)	-	-	(1,860)
Other	(1,300)	(1,300)	-	-
Net income attributable to noncontrolling interests in the Operating Partnership	15,485	-	-	15,485
EBITDA, as adjusted - OP basis	$740,441	$512,057	$164,901	$63,483

EBITDA, AS ADJUSTED BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, as adjusted by geographic region.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Segment and Region
New York	70%	69%	70%	69%
Washington, DC	20%	22%	21%	22%
theMART, Chicago (included in "Other" segment)	7%	6%	6%	6%
555 California Street, San Francisco (included in "Other" segment)	3%	3%	3%	3%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	June 30, 2016	December 31, 2015	(Decrease) Increase
ASSETS
Real estate, at cost:
Land	$4,154,201	$4,164,799	$(10,598)
Buildings and improvements	12,541,161	12,582,671	(41,510)
Development costs and construction in progress	1,302,108	1,226,637	75,471
Leasehold improvements and equipment	112,096	116,030	(3,934)
Total	18,109,566	18,090,137	19,429
Less accumulated depreciation and amortization	(3,374,867)	(3,418,267)	43,400
Real estate, net	14,734,699	14,671,870	62,829
Cash and cash equivalents	1,644,067	1,835,707	(191,640)
Restricted cash	94,628	107,799	(13,171)
Marketable securities	194,489	150,997	43,492
Tenant and other receivables, net	95,623	98,062	(2,439)
Investments in partially owned entities	1,499,792	1,550,422	(50,630)
Real estate fund investments	524,150	574,761	(50,611)
Receivable arising from the straight-lining of rents, net	991,953	931,245	60,708
Deferred leasing costs, net	462,649	480,421	(17,772)
Identified intangible assets, net	210,010	227,901	(17,891)
Assets related to discontinued operations	8,678	37,020	(28,342)
Other assets	612,992	477,088	135,904
Total assets	$21,073,730	$21,143,293	$(69,563)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$9,746,818	$9,513,713	$233,105
Senior unsecured notes, net	844,868	844,159	709
Unsecured revolving credit facilities	115,630	550,000	(434,370)
Unsecured term loan, net	371,455	183,138	188,317
Accounts payable and accrued expenses	480,094	443,955	36,139
Deferred revenue	314,367	346,119	(31,752)
Deferred compensation plan	119,292	117,475	1,817
Liabilities related to discontinued operations	8,104	12,470	(4,366)
Other liabilities	480,030	426,965	53,065
Total liabilities	12,480,658	12,437,994	42,664
Redeemable noncontrolling interests	1,245,497	1,229,221	16,276
Vornado shareholders' equity	6,594,107	6,697,595	(103,488)
Noncontrolling interests in consolidated subsidiaries	753,468	778,483	(25,015)
Total liabilities, redeemable noncontrolling interests and equity	$21,073,730	$21,143,293	$(69,563)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			June 30, 2016
Debt (contractual balances):
Consolidated debt:
Mortgages payable			$9,853,333
Senior unsecured notes			850,000
Unsecured term loan			375,000
$2.5 Billion unsecured revolving credit facilities			115,630
			11,193,963
Pro rata share of debt of non-consolidated entities
(excluding $1,740,560 of Toys' debt)			2,908,936
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(597,785)
			13,505,114

	Shares/Units	Par Value
Perpetual Preferred:
5.00% Preferred Unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% Preferred Units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G Preferred Shares	8,000	$25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,321,678

		June 30, 2016
	Converted	Common
	Shares	Share Price
Equity:
Common shares	188,826	$100.12	18,905,259
Class A units	11,590	100.12	1,160,391
Convertible share equivalents:
Equity awards - unit equivalents	796	100.12	79,695
D-13 preferred units	466	100.12	46,656
G1-G4 units	40	100.12	4,005
Series A preferred shares	42	100.12	4,205
			20,200,211

Total Market Capitalization			$35,027,003

DEBT ANALYSIS
(unaudited and in thousands)
	As of June 30, 2016
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
(Contractual debt balances)	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt	$11,193,963	3.46%	$3,772,565	2.19%	$7,421,398	4.11%
Pro rata share of debt of non-consolidated entities:
Toys	1,740,560	7.37%	1,026,139	6.46%	714,421	8.67%
All other	2,908,936	4.04%	1,114,317	2.28%	1,794,619	5.13%
Total	15,843,459	4.00%	5,913,021	2.95%	9,930,438	4.63%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas,
555 California Street, and St. Regis - retail)	(597,785)		(137,438)		(460,347)
Company's pro rata share of total debt	$15,245,674	4.01%	$5,775,583	2.96%	$9,470,091	4.66%

	Senior Unsecured Notes
	Due 2019	Due 2022
Maturity Date / Put Date	6/30/2019	1/15/2022
Principal Amount	$450,000	$400,000
Coupon / Effective Economic Interest Rate	2.500% / 2.581%	5.000% / 5.057%
Ratings:
Moody's / S&P / Fitch	Baa2 / BBB / BBB	Baa2 / BBB / BBB

Debt Covenant Ratios:(1)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities		Unsecured Term Loan
		Actual
	Required	Due 2019	Due 2022	Required	Actual	Required	Actual
Total Outstanding Debt / Total Assets(2)	Less than 65%	46%	46%	Less than 60%	32%	Less than 60%	32%
Secured Debt / Total Assets	Less than 50%	40%	40%	Less than 50%	27%	Less than 50%	27%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)	Greater than 1.50	2.98	2.98		N/A		N/A
Fixed Charge Coverage		N/A	N/A	Greater than 1.40	2.69	Greater than 1.40	2.69
Unencumbered Assets / Unsecured Debt	Greater than 150%	680%	680%		N/A		N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	Less than 60%	12%	Less than 60%	12%
Unencumbered Coverage Ratio		N/A	N/A	Greater than 1.50	14.59	Greater than 1.50	14.59

Unencumbered EBITDA:	2Q 2016
	Annualized
New York	$436,284
Washington, DC	159,352
Other	25,324
Total	$620,960

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2016	2017	2018	2019	2020	Thereafter	Total
Skyline properties(2)	04/16		4.51%	$678,000	$-	$-	$-	$-	$-	$678,000
1730 M and 1150 17th Street	09/16	L+125	1.70%	43,581	-	-	-	-	-	43,581
theMART	12/16		5.57%	550,000	-	-	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	286,307	-	-	-	-	286,307
2011 Crystal Drive	08/17		7.30%	-	75,751	-	-	-	-	75,751
220 20th Street	02/18		4.61%	-	-	69,272	-	-	-	69,272
$1.25 Billion unsecured revolving credit facility	06/18	L+115	-	-	-	-	-	-	-	-
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	80,000	-	-	-	80,000
33-00 Northern Boulevard	10/18		4.43%	-	-	61,276	-	-	-	61,276
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	450,000	-	-	450,000
435 Seventh Avenue - retail	08/19	L+225	2.70%	-	-	-	98,000	-	-	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	1.51%	-	-	-	115,630	-	-	115,630
4 Union Square South - retail	11/19	L+215	2.61%	-	-	-	117,123	-	-	117,123
2200 / 2300 Clarendon Boulevard (Courthouse Plaza)	05/20	L+160	2.05%	-	-	-	-	23,250	-	23,250
150 West 34th Street	06/20	L+225	2.72%	-	-	-	-	205,000	-	205,000
100 West 33rd Street - office and retail	07/20	L+165	2.11%	-	-	-	-	580,000	-	580,000
220 Central Park South	09/20	L+200	2.46%	-	-	-	-	950,000	-	950,000
Unsecured Term Loan	10/20	L+115	1.61%	-	-	-	-	375,000	-	375,000
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	450,000	-	450,000
888 Seventh Avenue	12/20		3.15%	-	-	-	-	375,000	-	375,000
Borgata Land	02/21		5.14%	-	-	-	-	-	57,085	57,085
770 Broadway	03/21		2.56%	-	-	-	-	-	700,000	700,000
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
606 Broadway	05/21	L+300	3.47%	-	-	-	-	-	22,116	22,116
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
Universal Buildings	08/21	L+190	2.36%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	584,490	584,490
655 Fifth Avenue	10/21	L+140	1.86%	-	-	-	-	-	140,000	140,000
Two Penn Plaza	12/21	(3)	4.04%	-	-	-	-	-	575,000	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	400,000	400,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	2.26%	-	-	-	-	-	450,000	450,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	143,016	143,016
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	144,833	144,833

See notes on the following page.

DEBT MATURITIES (CONTRACTUAL BALANCES)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2016	2017	2018	2019	2020	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$93,039	$93,039
RiverHouse Apartments	04/25	L+128	1.75%	-	-	-	-	-	307,710	307,710
Other	Various		4.51%	16,813	-	-	-	-	-	16,813

Total consolidated debt (contractual)				$1,288,394	$362,058	$210,548	$780,753	$2,958,250	$5,593,960	$11,193,963

Weighted average rate				4.87%	4.49%	4.82%	2.39%	2.61%	3.62%	3.46%

Fixed rate debt				$1,244,813	$362,058	$210,548	$450,000	$825,000	$4,328,979	$7,421,398
Fixed weighted average rate expiring				4.98%	4.49%	4.82%	2.50%	3.59%	4.06%	4.11%

Floating rate debt				$43,581	$-	$-	$330,753	$2,133,250	$1,264,981	$3,772,565
Floating weighted average rate expiring				1.70%	-	-	2.25%	2.24%	2.11%	2.19%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)

On March 15, 2016, we notified the servicer of the $678,000 mortgage loan on the Skyline properties in Virginia that cash flow will be insufficient to service the debt and pay other property related costs and expenses and that we were not willing to fund additional cash shortfalls.  Accordingly, at our request, the loan has been transferred to the special servicer. Consequently, based on our shortened estimated holding period for the underlying assets, we concluded that the excess of carrying amount over our estimate of fair value was not recoverable and recognized a $160,700 non-cash impairment loss in the first quarter of 2016.  The Company’s estimate of fair value was derived from a discounted cash flow model based upon market conditions and expectations of growth and utilized unobservable quantitative inputs including a capitalization rate of 8.0% and a discount rate of 8.2%.  In the second quarter of 2016, cash flow became insufficient to service the debt and we ceased making debt service payments.  Pursuant to the loan agreement, the loan is in default, causing the loan to be immediately due and payable, and is subject to incremental default interest which increased the weighted average interest rate from 2.97% to 4.51% while the outstanding balance remains unpaid. For the three and six months ended June 30, 2016, we accrued $2,711 of default interest expense.  We continue to negotiate with the special servicer.  There can be no assurance as to the timing or ultimate resolution of this matter.

(3)

Pursuant to an existing swap agreement, $415,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $160,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of June 30, 2016
				Contractual Debt Balances
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	June 30, 2016	Amount	Share	Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$129,795	$342,760	$1,057,900

Pennsylvania Real Estate Investment Trust (“PREIT”)	REIT	8.0%	125,822	141,848	1,766,474

India real estate ventures	Office/Land	4.1% to 36.5%	45,139	47,531	190,122

Urban Edge Properties (“UE”)	REIT	5.4%	23,868	67,571	1,239,842

Partially owned office buildings:
280 Park Avenue	Office	50.0%	273,224	450,000	900,000
650 Madison Avenue	Office/Retail	20.1%	121,116	161,024	800,000
One Park Avenue	Office	55.0%	120,963	165,000	300,000
512 West 22nd Street	Office	55.0%	67,075	27,584	50,153
666 Fifth Avenue Office Condominium	Office	49.5%	58,265	674,063	1,361,743
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	47,353	19,544	38,770
West 57th Street properties	Office	50.0%	43,006	10,000	20,000
Warner Building	Office	55.0%	37,109	150,150	273,000
330 Madison Avenue	Office	25.0%	28,912	37,500	150,000
1101 17th Street	Office	55.0%	(3,646)	17,050	31,000
825 Seventh Avenue	Office	50.0%	3,505	10,250	20,500
Fairfax Square	Office	20.0%	1,537	18,000	90,000
Other	Office	Various	13,565	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	146,280	275,550	550,000
Toys "R" Us, Inc.	Retailer	32.5%	-	1,740,560	5,355,568
Other	Various	Various	216,904	117,046	709,380
			$1,499,792	$4,490,496	$14,954,602

7 West 34th Street(1)	Office/Retail	53.0%	$(43,160)	$159,000	$300,000

(1)	Our negative basis results from a $43,813 deferred gain from the sale of a 47.0% ownership interest in the property and is included in "other liabilities" on our consolidated balance sheet.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net (Loss) Income for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended June 30,		Three Months Ended June 30,
	June 30, 2016	2016	2015	2016	2015
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(11,232)	$(9,320)	$7,475	$6,866
Alexander's, Inc.	32.4%	6,812	5,447	11,805	10,241
330 Madison Avenue	25.0%	1,509	1,554	2,440	2,557
Independence Plaza	50.1%	1,499	(1,042)	5,616	5,267
650 Madison Avenue (retail under development)	20.1%	(1,195)	4,517	2,303	8,557
One Park Avenue	55.0%	856	839	3,594	3,500
825 Seventh Avenue	50.0%	735	712	896	857
280 Park Avenue	50.0%	(710)	339	8,400	7,090
7 West 34th Street	53.0%	471	-	1,336	-
West 57th Street properties (partially under development)	50.0%	52	(97)	342	167
Other	Various	202	227	1,983	1,136
		(1,001)	3,176	46,190	46,238

Washington, DC:
1101 17th Street	55.0%	(1,467)	460	813	845
Warner Building	55.0%	(904)	(1,818)	2,278	1,986
Rosslyn Plaza	43.7% to 50.4%	(809)	(778)	1,143	1,172
Fairfax Square	20.0%	(104)	(32)	355	420
Other	Various	326	363	1,286	1,271
		(2,958)	(1,805)	5,875	5,694

Other:
India real estate ventures	4.1% to 36.5%	(1,934)	(16,567)	430	(14,431)
Alexander's corporate fee income	32.4%	1,688	1,876	1,688	1,876
UE	5.4%	1,280	904	2,781	2,246
PREIT	8.0%	(527)	(364)	4,504	-
Other	Various	4,094	7,139	7,279	11,995
		4,601	(7,012)	16,682	1,686

		$642	$(5,641)	$68,747	$53,618

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net (Loss) Income for the	Our Share of EBITDA for the
Ownership at	Six Months Ended June 30,	Six Months Ended June 30,
June 30, 2016	2016	2015	2016	2015
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(21,957)	$(17,894)	$14,641	$12,652
Alexander's, Inc.	32.4%	13,749	11,041	23,374	20,648
280 Park Avenue	50.0%	(4,025)	(227)	15,817	12,679
330 Madison Avenue	25.0%	3,153	3,018	5,019	5,079
Independence Plaza	50.1%	2,895	(3,091)	11,120	9,925
650 Madison Avenue (retail under development)	20.1%	(2,491)	3,973	4,550	11,526
One Park Avenue	55.0%	1,685	1,412	7,260	8,370
825 Seventh Avenue	50.0%	1,391	1,419	1,712	1,690
7 West 34th Street	53.0%	471	-	1,336	-
West 57th Street properties (partially under development)	50.0%	44	(2,316)	659	251
Other	Various	521	178	5,567	2,177
(4,564)	(2,487)	91,055	84,997

Washington, DC:
Warner Building	55.0%	(2,657)	(3,689)	4,382	4,201
Rosslyn Plaza	43.7% to 50.4%	(1,765)	(1,515)	2,103	2,252
1101 17th Street	55.0%	(1,003)	2,777	1,672	1,560
Fairfax Square	20.0%	(233)	(16)	683	880
Other	Various	657	769	2,564	2,584
(5,001)	(1,674)	11,404	11,477

Other:
India real estate ventures	4.1% to 36.5%	(2,620)	(16,676)	1,749	(12,590)
PREIT	8.0%	(4,815)	(364)	5,630	-
Alexander's corporate fee income	32.4%	3,413	3,973	3,413	3,973
UE	5.4%	2,365	1,488	5,443	2,830
Other	Various	7,624	7,356	15,837	19,539
5,967	(4,223)	32,072	13,752

$(3,598)	$(8,384)	$134,531	$110,226

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,212	16,951	16,768	-	183	-
Retail	2,696	2,476	-	2,476	-	-
Residential - 1,711 units	1,559	826	-	-	-	826
Alexander's (32.4% interest),
including 312 residential units	2,437	790	288	419	-	83
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
	28,304	22,443	17,056	2,895	183	2,309

Washington, DC:
Office, excluding the Skyline properties	12,926	10,522	9,745	777	-	-
Skyline properties	2,648	2,648	2,593	55	-	-
Total Office	15,574	13,170	12,338	832	-	-
Residential - 2,889 units	3,023	2,881	-	-	-	2,881
Other	330	330	-	9	-	321
	18,927	16,381	12,338	841	-	3,202

Other:
theMART	3,663	3,654	1,924	98	1,632	-
555 California Street (70% interest)	1,737	1,216	1,123	93	-	-
Other	779	779	-	779	-	-
	6,179	5,649	3,047	970	1,632	-

Total square feet at June 30, 2016	53,410	44,473	32,441	4,706	1,815	5,511

Total square feet at March 31, 2016	53,224	44,343	32,510	4,672	1,813	5,348

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,686	11	4,970
Washington, DC		8,824	55	29,322
theMART		558	4	1,664
555 California Street		168	1	453
Total at June 30, 2016		11,236	71	36,409

TOP 30 TENANTS
(unaudited)

		Annualized
	Square	Revenues(1)	% of Annualized
Tenants	Footage(1)	(in thousands)	Revenues
U.S. Government	4,405,851	$152,865	6.1%
IPG and affiliates	923,896	54,910	2.2%
Swatch Group USA	32,374	47,760	1.9%
AXA Equitable Life Insurance	480,920	45,112	1.8%
Macy's	646,434	37,797	1.5%
Victoria's Secret	63,779	32,000	1.3%
Facebook	355,370	31,603	1.3%
Neuberger Berman Group LLC	411,894	31,066	1.2%
Ziff Brothers Investments, Inc.	287,030	28,732	1.2%
AOL (Verizon)	313,726	28,397	1.1%
McGraw-Hill Companies, Inc.	479,557	27,920	1.1%
Bank of America	347,297	24,190	1.0%
J. Crew	310,233	23,062	0.9%
The City of New York	549,088	22,458	0.9%
AMC Networks, Inc.	393,470	22,300	0.9%
Topshop	94,349	22,283	0.9%
Fast Retailing (Uniqlo)	90,732	21,944	0.9%
Motorola Mobility (guaranteed by Google)	609,071	21,739	0.9%
Madison Square Garden	353,134	21,725	0.9%
Forever 21	127,779	21,624	0.9%
JCPenney	426,370	18,916	0.8%
Hollister	21,741	18,705	0.8%
Bryan Cave LLP	213,946	17,139	0.7%
PricewaterhouseCoopers	241,196	16,884	0.7%
Cushman & Wakefield	166,287	15,724	0.6%
Family Health International	320,791	15,105	0.6%
Lockheed Martin	312,754	14,462	0.6%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	13,390	0.5%
New York & Company, Inc.	197,154	13,167	0.5%
Hennes & Mauritz	42,769	12,176	0.5%

(1) Includes leases not yet commenced.

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	13,000	$573,000	$44.08	0.1%

	Third Quarter 2016	174,000	12,002,000	68.98	1.1%
	Fourth Quarter 2016	180,000	13,364,000	74.24	1.3%
	Total 2016	354,000	25,366,000	71.66	2.4%
	First Quarter 2017	137,000	10,348,000	75.53	1.0%
	Second Quarter 2017	327,000	19,179,000	58.65	1.8%
	Remaining 2017	337,000	20,148,000	59.79	1.9%
	Total 2017	801,000	49,675,000	62.63	4.7%
	2018	1,056,000	83,619,000	79.18	7.9%
	2019	857,000	57,735,000	67.37	5.4%
	2020	1,337,000	87,950,000	65.78	8.3%
	2021	1,184,000	81,548,000	68.88	7.7%
	2022	666,000	38,122,000	57.24	3.6%
	2023	1,700,000	128,049,000	75.32	12.0%
	2024	1,188,000	91,260,000	76.82	8.6%
	2025	734,000	51,898,000	70.71	4.9%
	2026	1,274,000	90,478,000	71.02	8.5%

Retail:	Month to Month	48,000	$4,002,000	$83.38	1.0%

	Third Quarter 2016	8,000	1,002,000	125.25	0.2%
	Fourth Quarter 2016	17,000	8,237,000	484.53	2.0%
	Total 2016	25,000	9,239,000	369.56	2.2%
	First Quarter 2017	15,000	2,490,000	166.00	0.6%
	Second Quarter 2017	7,000	4,968,000	709.71	1.2%
	Remaining 2017	12,000	2,694,000	224.50	0.6%
	Total 2017	34,000	10,152,000	447.59	2.4%
	2018	157,000	41,788,000	266.17	10.0%
	2019	205,000	34,007,000	165.89	8.1%
	2020	72,000	10,699,000	148.60	2.6%
	2021	55,000	10,501,000	190.93	2.5%
	2022	35,000	4,470,000	127.71	1.1%
	2023	81,000	20,584,000	254.12	4.9%
	2024	150,000	59,655,000	397.70	14.2%
	2025	38,000	19,014,000	500.37	4.5%
	2026	136,000	42,106,000	309.60	10.0%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	87,000	$2,280,000	$26.25	0.5%

	Third Quarter 2016	258,000	11,375,000	44.04	2.7%
	Fourth Quarter 2016	439,000	18,411,000	41.95	4.4%
	Total 2016	697,000	29,786,000	42.72	7.0%
	First Quarter 2017	107,000	3,706,000	34.68	0.9%
	Second Quarter 2017	168,000	6,979,000	41.63	1.6%
	Remaining 2017	620,000	24,637,000	39.72	5.8%
	Total 2017	895,000	35,322,000	39.57	8.3%
	2018	1,085,000	46,933,000	43.24	11.1%
	2019	1,529,000	64,845,000	42.42	15.3%
	2020	951,000	45,234,000	47.58	10.7%
	2021	767,000	33,824,000	44.09	8.0%
	2022	1,108,000	49,812,000	44.98	11.8%
	2023	218,000	10,454,000	47.88	2.5%
	2024	452,000	18,235,000	40.38	4.3%
	2025	328,000	12,988,000	39.65	3.1%
	2026	215,000	9,767,000	45.41	2.3%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York Office
		Long Island City	New York	Washington, DC
	Manhattan	(Center Building)	Retail	Office
Three Months Ended June 30, 2016
Total square feet leased	259	285	55	352
Our share of square feet leased:	249	285	43	338
Initial rent (1)	$81.67	$40.10	$140.26	$42.63
Weighted average lease term (years)	9.3	5.8	8.8	5.0
Second generation relet space:
Square feet	221	285	34	258
GAAP basis:
Straight-line rent (2)	$78.81	$38.68	$164.95	$38.78
Prior straight-line rent	$66.66	$28.69	$136.00	$40.80
Percentage increase (decrease)	18.2%	34.8%	21.3%	(5.0%)
Cash basis:
Initial rent (1)	$80.54	$40.10	$158.84	$43.55
Prior escalated rent	$72.49	$30.53	$142.41	$46.70
Percentage increase (decrease)	11.1%	31.4%	11.5%	(6.7%)
Tenant improvements and leasing commissions:
Per square foot	$78.47	$18.47	$94.53	$25.06
Per square foot per annum	$8.44	$3.18	$10.74	$5.01
Percentage of initial rent	10.3%	7.9%	7.7%	11.8%

Six Months Ended June 30, 2016
Total square feet leased	996	285	93	921
Our share of square feet leased:	801	285	73	901
Initial rent (1)	$83.50	$40.10	$193.45	$39.96
Weighted average lease term (years)	11.2	5.8	10.0	3.9
Second generation relet space:
Square feet	745	285	55	709
GAAP basis:
Straight-line rent (2)	$83.51	$38.68	$192.96	$37.17
Prior straight-line rent	$65.11	$28.69	$162.57	$38.85
Percentage increase (decrease)	28.3%	34.8%	18.7%	(4.3%)
Cash basis:
Initial rent (1)	$83.08	$40.10	$185.28	$40.41
Prior escalated rent	$67.66	$30.53	$170.92	$42.17
Percentage increase (decrease)	22.8%	31.4%	8.4%	(4.2%)
Tenant improvements and leasing commissions:
Per square foot	$81.31	$18.47	$105.65	$15.60
Per square foot per annum	$7.26	$3.18	$10.57	$4.00
Percentage of initial rent	8.7%	7.9%	5.5%	10.0%

See notes on the following page.

LEASING ACTIVITY
(unaudited)

(square feet in thousands)	New York		Washington, DC
	Office	Retail	Office
Year Ended December 31, 2015
Total square feet leased	2,276	91	1,987
Our share of square feet leased:	1,838	82	1,847
Initial rent (1)	$78.55	$917.59	$40.20
Weighted average lease term (years)	9.2	13.7	8.6
Second generation relet space:
Square feet	1,297	74	1,322
GAAP basis:
Straight-line rent (2)	$77.03	$1,056.66	$39.57
Prior straight-line rent	$62.73	$529.31	$43.08
Percentage increase (decrease)	22.8%	99.6%	(8.2%)
Cash basis:
Initial rent (1)	$78.89	$907.49	$40.12
Prior escalated rent	$66.21	$364.56	$43.99
Percentage increase (decrease)	19.1%	148.9%	(8.8%)
Tenant improvements and leasing commissions:
Per square foot	$69.36	$688.42	$55.14
Per square foot per annum	$7.54	$50.25	$6.41
Percentage of initial rent	9.6%	5.5%	15.9%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
				New York	Washington, DC
Occupancy rate at:
	June 30, 2016			96.0%	84.0%
	March 31, 2016			96.2%	84.8%
	December 31, 2015			96.4%	84.8%
	June 30, 2015			96.5%	84.8%

Same store EBITDA % increase (decrease):
	Three months ended June 30, 2016 vs. June 30, 2015			6.9% (2)	(1.3%)
	Six months ended June 30, 2016 vs. June 30, 2015			6.2% (3)	(1.4%)
	Three months ended June 30, 2016 vs. March 31, 2016			8.1% (4)	2.5%

Cash basis same store EBITDA % increase (decrease):
	Three months ended June 30, 2016 vs. June 30, 2015			5.9% (2)	(2.5%)
	Six months ended June 30, 2016 vs. June 30, 2015			3.6% (3)	(2.0%)
	Three months ended June 30, 2016 vs. March 31, 2016			9.2% (4)	0.9%

(1)	Office occupancy rates for the Washington, DC segment, including and excluding the Skyline properties, were as follows:

		Including	Excluding
		Skyline Properties	Skyline Properties
	June 30, 2016	80.7%	89.2%
	March 31, 2016	81.9%	90.6%
	December 31, 2015	82.1%	90.0%
	June 30, 2015	82.4%	89.5%

(2)	Excluding Hotel Pennsylvania, same store EBITDA increased by 9.2% and by 8.5% on a cash basis.
(3)	Excluding Hotel Pennsylvania, same store EBITDA increased by 7.5% and by 5.1% on a cash basis.
(4)	Excluding Hotel Pennsylvania, same store EBITDA increased by 5.3% and by 5.7% on a cash basis.

Residential Statistics:
		Number of Units		Average Monthly
		(in service)	Occupancy Rate	Rent Per Unit
	New York:
	June 30, 2016	1,711	93.3%	$3,490
	March 31, 2016	1,711	94.5%	$3,488
	December 31, 2015	1,711	94.1%	$3,491
	June 30, 2015	1,677	96.1%	$3,289

	Washington, DC:
	June 30, 2016	2,889	98.2%	$2,086
	March 31, 2016	2,630	97.0%	$2,058
	December 31, 2015	2,630	96.4%	$2,068
	June 30, 2015	2,414	95.4%	$2,107

DEVELOPMENT / REDEVELOPMENT SUMMARY
(unaudited and in thousands, except square feet)
			As of June 30, 2016
			(At Vornado's Ownership Interest)

									Full
		Property	Excluding Land Costs						Quarter
		Rentable	Incremental	Amount		%		Initial	Stabilized
Current Projects:	Segment	Sq. Ft.	Budget	Expended		Complete	Start	Occupancy	Operations
220 Central Park South - residential condominiums	Other	397,000	$1,300,000	$446,000	(1)	34.3%	Q3 2012	N/A	N/A
90 Park Avenue - substantial renovation	New York	956,000	70,000	64,000		91.4%	Q3 2014	N/A	N/A	(2)
512 W 22nd Street (55.0% interest)	New York	173,000	72,000	11,000	(3)	15.3%	Q4 2015	Q1 2018	Q1 2020
61 Ninth Avenue (45.1% interest)	New York	167,000	68,000	8,000	(4)	11.8%	Q1 2016	Q1 2018	Q1 2020
606 Broadway (50.0% interest)	New York	33,000	30,000	8,000		26.7%	Q2 2016	Q1 2019	Q2 2020
The Bartlett - rental residential / retail	Washington, DC	621,000	250,000	210,000	(5)	84.0%	Q3 2013	Q2 2016	Q3 2017
Total current projects				$747,000
		Property
		Zoning
Future Opportunities:	Segment	Sq. Ft.
Penn Plaza District - multiple opportunities - office / residential / retail	New York	TBD
Hotel Pennsylvania - mixed use	New York	2,052,000
260 Eleventh Avenue - office	New York	300,000
1770 Crystal Drive - office	Washington, DC	270,000
Square Block - retail	Washington, DC	300,000
2121 Crystal Drive - retail	Washington, DC	25,000
1150 17th Street and 1726 M Street (1700 M Street) - office	Washington, DC	335,000
1851 South Bell St (1900 Crystal Drive) - office / rental residential (515 units) / retail	Washington, DC	815,000
223 23rd Street - rental residential (1,000 units) / retail	Washington, DC	937,000
RiverHouse - rental residential (934 units)	Washington, DC	800,000
Commerce Metro - office / rental residential (500 units)	Washington, DC	825,000
Rosslyn Plaza (46.0% interest) - office / rental residential (333 units) / retail	Washington, DC	1,050,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
Metropolitan Park 6, 7 & 8 - rental residential (1,403 units) / retail	Washington, DC	1,144,000
PenPlace - office / hotel / rental residential (300 units)	Washington, DC	1,381,000
Square 649	Washington, DC	675,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		3,680,000

(1)			The GAAP carrying amount of land and acquisition costs of $496,390 ($589,500 on an economic basis) are not included. Delivery of condo units is expected to commence in mid-2018.
(2)			Substantial renovation of 90 Park Avenue was completed in Q2 2016.
(3)	Carrying amount of land and acquisition costs of $57,000 are not included.
(4)	The building is subject to a ground lease which expires in 2115.
(5)			$41,687 of land costs are not included. Includes the 40,000 square foot Whole Foods Market at the base of the building which was placed into service in the fourth quarter of 2015.

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$37,688	$125,215	$107,728
Tenant improvements	46,270	153,696	205,037
Leasing commissions	24,939	50,081	79,636
Non-recurring capital expenditures	22,971	116,875	122,330
Total capital expenditures and leasing commissions (accrual basis)	131,868	445,867	514,731
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	118,340	156,753	140,490
Expenditures to be made in future periods for the current period	(44,768)	(222,469)	(313,746)
Total capital expenditures and leasing commissions (cash basis)	$205,440	$380,151	$341,475

Our share of square feet leased	2,060	3,767	5,204
Tenant improvements and leasing commissions per square foot per annum	$6.20	$8.43	$6.53
Percentage of initial rent	9.9%	10.8%	10.3%

Development and redevelopment expenditures:
220 Central Park South	$130,696	$158,014	$78,059
The Bartlett	48,700	103,878	38,163
640 Fifth Avenue	17,368	17,899	440
90 Park Avenue	16,243	29,937	8,910
2221 South Clark Street (residential conversion)	12,589	23,711	3,481
theMART	11,031	588	3,066
Wayne Towne Center	7,055	20,633	19,740
Penn Plaza	6,766	17,701	4,009
330 West 34th Street	2,812	32,613	41,592
Marriott Marquis Times Square - retail and signage	2,451	21,929	112,390
Other	21,503	63,916	234,337
	$277,214	$490,819	$544,187

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$22,201	$57,752	$48,518
Tenant improvements	38,490	68,869	143,007
Leasing commissions	22,499	35,099	66,369
Non-recurring capital expenditures	17,104	81,240	64,423
Total capital expenditures and leasing commissions (accrual basis)	100,294	242,960	322,317
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	60,696	93,105	67,577
Expenditures to be made in future periods for the current period	(38,368)	(118,911)	(205,258)
Total capital expenditures and leasing commissions (cash basis)	$122,622	$217,154	$184,636

Our share of square feet leased	1,159	1,920	3,530
Tenant improvements and leasing commissions per square foot per annum	$6.88	$10.20	$6.82
Percentage of initial rent	8.6%	8.9%	9.1%

Development and redevelopment expenditures:
640 Fifth Avenue	$17,368	$17,899	$440
90 Park Avenue	16,243	29,937	8,910
Penn Plaza	6,766	17,701	4,009
330 West 34th Street	2,812	32,613	41,592
Marriott Marquis Times Square - retail and signage	2,451	21,929	112,390
Other	2,940	8,100	46,465
	$48,580	$128,179	$213,806

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$6,434	$25,589	$23,425
Tenant improvements	6,397	51,497	37,842
Leasing commissions	2,294	6,761	5,857
Non-recurring capital expenditures	4,861	34,428	37,798
Total capital expenditures and leasing commissions (accrual basis)	19,986	118,275	104,922
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	37,685	35,805	45,084
Expenditures to be made in future periods for the current period	(11,707)	(73,227)	(63,283)
Total capital expenditures and leasing commissions (cash basis)	$45,964	$80,853	$86,723

Our share of square feet leased	901	1,847	1,674
Tenant improvements and leasing commissions per square foot per annum	$4.00	$6.41	$5.70
Percentage of initial rent	10.0%	15.9%	14.8%

Development and redevelopment expenditures:
The Bartlett	$48,700	$103,878	$38,163
2221 South Clark Street (residential conversion)	12,589	23,711	3,481
Other	17,713	40,696	42,001
	$79,002	$168,285	$83,645

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$9,053	$41,874	$35,785
Tenant improvements	1,383	33,330	24,188
Leasing commissions	146	8,221	7,410
Non-recurring capital expenditures	1,006	1,207	20,109
Total capital expenditures and leasing commissions (accrual basis)	11,588	84,632	87,492
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	19,959	27,843	27,829
Expenditures to be made in future periods for the current period	5,307	(30,331)	(45,205)
Total capital expenditures and leasing commissions (cash basis)	$36,854	$82,144	$70,116

Development and redevelopment expenditures:
220 Central Park South	$130,696	$158,014	$78,059
theMART	11,031	588	3,066
Wayne Towne Center	7,055	20,633	19,740
Other	850	15,120	145,871
	$149,632	$194,355	$246,736

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Parsons Brinckerhoff, Symantec Corporation,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	95.1%	$61.27	2,251,000	2,251,000	-		URS Corporation Group Counseling, Lion Resources
								Bank of America, Kmart Corporation,
-Retail	100.0%	96.2%	126.27	271,000	271,000	-		Shake Shack (lease not yet commenced), Starbucks
	100.0%	95.3%	68.25	2,522,000	2,522,000	-	$-

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	99.8%	56.80	1,582,000	1,582,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	69.7%	234.37	49,000	49,000	-		Chase Manhattan Bank, Madison Square Garden
	100.0%	98.9%	62.13	1,631,000	1,631,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.5%	58.43	1,115,000	1,115,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
-Retail	100.0%	85.5%	144.92	36,000	36,000	-		PNC Bank National Association, Starbucks
	100.0%	99.1%	61.13	1,151,000	1,151,000	-	450,000

100 West 33rd Street
-Office	100.0%	98.2%	59.81	855,000	855,000	-	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	93.7%	133.35	256,000	256,000	-	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone
-Office	100.0%	87.4%	59.21	700,000	700,000	-		Deutsch, Inc., Yodle, Inc., Footlocker
-Retail	100.0%	81.4%	100.00	18,000	18,000	-
	100.0%	87.3%	59.21	718,000	718,000	-	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	284.70	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	53.0%	100.0%	62.80	458,000	458,000	-		Amazon
-Retail	53.0%	71.8%	292.02	21,000	21,000	-		Amazon
	53.0%	98.8%	72.85	479,000	479,000	-	300,000

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	-	16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	255.02	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	77.59	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	171.15	6,000	6,000	-	-

150 West 34th Street
-Retail	100.0%	100.0%	70.19	78,000	78,000	-	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$93.20		3,000	3,000	-	$-

138-142 West 32nd Street
-Retail	100.0%	67.4%	94.25		8,000	8,000	-	-

265 West 34th Street
-Retail	100.0%	100.0%	491.00		3,000	3,000	-	-

131-135 West 33rd Street
-Retail	100.0%	100.0%	33.78		23,000	23,000	-	-

486 8th Avenue
-Retail	100.0%	-	-		3,000	-	3,000	-

Total Penn Plaza					7,811,000	7,792,000	19,000	2,258,150

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	100.0%	60.18	(2)	1,346,000	1,346,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street
-Office	100.0%	98.2%	71.59		542,000	542,000	-		Castle Harlan, Tournesol Realty LLC. (Peter Marino),
-Retail	100.0%	100.0%	174.38		2,000	2,000	-		Various showroom tenants
	100.0%	98.2%	71.97		544,000	544,000	-	-

715 Lexington Avenue
-Retail	100.0%	100.0%	250.55		23,000	23,000	-	-	New York & Company, Inc., Zales, Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	90.92		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	262.96		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,926,000	1,926,000	-	350,000

Midtown West:
888 Seventh Avenue									TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)									Pershing Square Capital Management,
-Office	100.0%	90.4%	93.07		870,000	870,000	-		Vornado Executive Headquarters
-Retail	100.0%	100.0%	245.75		15,000	15,000	-		Redeye Grill L.P.
	100.0%	90.5%	95.66		885,000	885,000	-	375,000

57th Street - 2 buildings
-Office	50.0%	100.0%	56.96		81,000	81,000	-	20,000	Various
-Retail	50.0%	100.0%	126.41		22,000	22,000	-	-
	50.0%	100.0%	71.80		103,000	103,000	-	20,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Midtown West (Continued):
825 Seventh Avenue
-Office	50.0%	100.0%	$78.70	165,000	165,000	-	$20,500	Young & Rubicam
-Retail	100.0%	100.0%	269.02	4,000	4,000	-	-	Lindy's
	51.2%	100.0%	83.20	169,000	169,000	-	20,500

Total Midtown West				1,157,000	1,157,000	-	415,500

Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc, Franklin Templeton Co. LLC,
-Office	50.0%	87.1%	98.34	1,218,000	1,218,000	-		PJT Partners, Investcorp International Inc.
-Retail	50.0%	95.5%	94.24	27,000	27,000	-		Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	87.3%	98.25	1,245,000	1,245,000	-	900,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	99.62	554,000	554,000	-		MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	211.54	17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	102.95	571,000	571,000	-	286,307

Total Park Avenue				1,816,000	1,816,000	-	1,186,307

Grand Central:
90 Park Avenue								Alston & Bird, Amster, Rothstein & Ebenstein,
								Capital One, Factset Research Systems Inc., Foley & Lardner,
-Office	100.0%	94.8%	74.60	936,000	936,000	-		PricewaterhouseCoopers
-Retail	100.0%	90.2%	125.41	24,000	24,000	-		Citibank, Starbucks
		94.7%	75.87	960,000	960,000	-	-

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS,
-Office	25.0%	87.1%	72.71	809,000	809,000	-		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	286.73	33,000	33,000	-		Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	87.6%	81.10	842,000	842,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	73.7%	177.49	65,000	65,000	-	-	The North Face

Total Grand Central				1,867,000	1,867,000	-	150,000

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		93.6%	$89.78	245,000	245,000	-		Stifel Financial Corp., GCA Savvian Inc
-Retail	100.0%		88.9%	769.58	69,000	69,000	-		Victoria's Secret
	100.0%		92.5%	239.16	314,000	314,000	-	$-

666 Fifth Avenue									Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%		-	-	1,403,000	-	1,403,000	1,361,743	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%		-	-	45,000	-	45,000	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	(3)	100.0%	434.57	114,000	114,000	-	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
					1,562,000	114,000	1,448,000	1,751,743

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		98.9%	80.97	293,000	293,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%		100.0%	807.40	30,000	30,000	-		Coach, Prada
	100.0%		99.0%	148.44	323,000	323,000	-	-

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		94.3%	111.33	525,000	525,000	-		Willett Advisors LLC
-Retail	20.1%		91.4%	1,031.28	69,000	27,000	42,000		Bottega Veneta Inc., Moncler USA Inc.
	20.1%		93.9%	218.20	594,000	552,000	42,000	800,000

689 Fifth Avenue
-Office	100.0%		100.0%	78.38	82,000	82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	812.49	18,000	18,000	-		MAC Cosmetics, Massimo Dutti
	100.0%		100.0%	210.52	100,000	100,000	-	-

655 Fifth Avenue
-Retail	92.5%		100.0%	222.15	57,000	57,000	-	140,000	Ferragamo

697-703 Fifth Avenue
-Retail	74.3%		100.0%	2,461.24	26,000	26,000	-	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth					2,976,000	1,486,000	1,490,000	3,141,743

Midtown South:
770 Broadway
-Office	100.0%		98.0%	80.56	990,000	990,000	-		Facebook, AOL (Verizon), J. Crew
-Retail	100.0%		100.0%	54.17	168,000	168,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%		98.3%	76.73	1,158,000	1,158,000	-	700,000

One Park Avenue									New York University, Clarins USA Inc.,
-Office	55.0%		85.5%	46.95	868,000	868,000	-		Public Service Mutual Insurance
-Retail	55.0%		100.0%	64.64	78,000	78,000	-		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%		86.7%	48.41	946,000	946,000	-	300,000

4 Union Square South
-Retail	100.0%		100.0%	100.79	206,000	206,000	-	117,123	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%		100.0%	88.20	36,000	36,000	-	-	Equinox, AOL

Other
-Retail	50.0%		-	-	32,000	32,000	-	30,000

Total Midtown South					2,378,000	2,378,000	-	1,147,123

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.1%	$79.91	2,027,000	2,027,000	-		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	169.61	79,000	79,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.2%	83.28	2,106,000	2,106,000	-	$950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	91.5%	60.16	92,000	92,000	-
-Retail	100.0%	100.0%	443.04	44,000	44,000	-		Topshop
		94.2%	184.03	136,000	136,000	-	-

Total Rockefeller Center				2,242,000	2,242,000	-	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	89.1%	38.46	245,000	245,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	101.96	5,000	5,000	-		TD Bank
	100.0%	89.3%	39.73	250,000	250,000	-	-

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	238.59	65,000	65,000	-		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	90.0%		20,000	20,000	-
	100.0%			85,000	85,000	-	-

443 Broadway
-Retail	100.0%	100.0%	109.30	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	4,000	-	4,000
-Residential (4 units)	100.0%	-		11,000	-	11,000
	100.0%			15,000	-	15,000	-

334 Canal Street
-Retail	100.0%	-	-	3,000	3,000	-
-Residential (4 units)	100.0%	100.0%		11,000	11,000	-
	100.0%			14,000	14,000	-	-

155 Spring Street
-Retail	100.0%	98.5%	108.51	50,000	50,000	-	-	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	145.26	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	267.65	6,000	6,000	-		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	-
	100.0%			7,000	7,000	-	-

Other
-Residential (26 units)	100.0%	96.2%		35,000	35,000	-	-

Total Soho				229,000	214,000	15,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$244.64	160,000	160,000	-	$-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	17.5%	2,134.29	46,000	46,000	-	-	T-Mobile, Invicta, Swatch, Laline
-Theatre	100.0%	100.0%	13.05	62,000	62,000	-	-	Nederlander-Marquis Theatre
	100.0%	64.9%	247.91	108,000	108,000	-	-

Total Times Square				268,000	268,000	-	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	603.37	18,000	18,000	-	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	473.49	8,000	8,000	-		Berluti
-Residential (8 units)	100.0%	100.0%		5,000	5,000	-
	100.0%			13,000	13,000	-	-

40 East 66th Street
-Residential (5 units)	100.0%	100.0%		12,000	12,000	-
-Retail	100.0%	100.0%	1,124.08	11,000	11,000	-		John Varvatos, Nespresso USA, J. Crew
	100.0%			23,000	23,000	-	-

1131 Third Avenue
-Retail	100.0%	100.0%	144.18	23,000	23,000	-	-	Nike, Crunch LLC, J.Jill

Other
-Retail - 2 buildings	100.0%	100.0%	-	12,000	12,000	-
-Residential (8 units)	100.0%	100.0%		7,000	7,000	-
	100.0%			19,000	19,000	-	-

Total Upper East Side				96,000	96,000	-	80,000

Upper West Side:
50-70 W 93rd Street
-Residential (326 units)	49.9%	94.4%		283,000	283,000	-	63,462

Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	92.9%		1,185,000	1,185,000	-	550,000
-Retail	50.1%	100.0%	49.13	72,000	60,000	12,000	-	Duane Reade, Food Emporium
	50.1%			1,257,000	1,245,000	12,000	550,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.7%	32.94	472,000	472,000	-	61,276	The City of New York, NYC Transit Authority

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)		Major Tenants
NEW YORK (Continued):
Chelsea/Meatpacking District:
260 Eleventh Avenue - 2 buildings
(ground leased through 2114)
-Office	100.0%		100.0%	$46.96	184,000	184,000	-	$-		The City of New York

85 Tenth Avenue										Google, General Services Administration,
										Telehouse International Corp., L-3 Communications,
-Office	49.9%	(4)	100.0%	80.92	578,000	578,000	-	270,000	(5)	Moet Hennessy USA. Inc.
-Retail	49.9%	(4)	100.0%	53.80	40,000	40,000	-	-		Craft Restaurants Inc., IL Posto LLC, Toro NYC Restaurant
			100.0%	79.18	618,000	618,000	-	270,000

Total Chelsea/Meatpacking District					802,000	802,000	-	270,000

New Jersey:
Paramus
-Office	100.0%		94.7%	22.35	129,000	129,000	-	-		Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%		100.0%	63.44	44,000	44,000	-	-		Nike, Barneys

Properties to be Developed:
512 West 22nd Street
-Office	55.0%		-	-	173,000	-	173,000	50,153

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%		-	-	147,000	-	147,000	-
-Retail	45.1%		-	-	20,000	-	20,000	-		Starbucks (lease not commenced)
	45.1%		-	-	167,000	-	167,000	-

606 Broadway
-Office	50.0%		-	-	23,000	-	23,000	-
-Retail	50.0%		-	-	11,000	-	11,000	22,116
	50.0%		-	-	34,000	-	34,000	22,116

Total Properties to be Developed					374,000	-	374,000	72,269

New York Office:

Total			95.4%	$70.43	21,958,000	20,212,000	1,746,000	$8,368,531

Vornado's Ownership Interest			96.0%	$68.40	17,818,000	16,951,000	867,000	$5,707,600

New York Retail:

Total			95.1%	$207.94	2,849,000	2,696,000	153,000	$1,713,837

Vornado's Ownership Interest			94.9%	$205.54	2,550,000	2,476,000	74,000	$1,561,429

New York Residential:

Total			93.3%		1,570,000	1,559,000	11,000	$613,462

Vornado's Ownership Interest			93.3%		837,000	826,000	11,000	$307,217

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$113.28	889,000	889,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	175.24	174,000	174,000	-	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	122.62	1,063,000	1,063,000	-	650,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	39.86	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	96.4%	43.93	609,000	609,000	-	261,654	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (6) (1.0 acre)	32.4%	100.0%	16.53	167,000	167,000	-	-	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	77.2%	-	255,000	255,000	-	-

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.0%	79.63	2,437,000	2,437,000	-	1,057,900

Hotel Pennsylvania:
-Hotel (1,700 Keys)		-	-	1,400,000	1,400,000	-	-

Total New York		95.7%	$84.94	30,214,000	28,304,000	1,910,000	$11,753,730

Vornado's Ownership Interest		96.0%	$72.70	23,395,000	22,443,000	952,000	$7,919,006

(1)	Weighted Average Annual Rent PSF for office properties excludes garages and diminimous amounts of storage space. Weighted Average Annual Rent PSF for retail excludes non-selling space.
(2)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.78 PSF.
(3)	75,000 square feet is leased from the office condo.
(4)

As of June 30, 2016, we own junior and senior mezzanine loans of 85 Tenth Avenue with an accreted balance of $174.3 million.  The junior and senior mezzanine loans bear paid-in-kind interest of 12% and 9%, respectively, and mature in May 2017.  We account for our investment in 85 Tenth Avenue using the equity method of accounting because we will receive a 49.9% equity interest in the property after repayment of the junior mezzanine loan.  As a result of recording our share of the GAAP losses of the property, the net carrying amount of these loans is $29.1 million on our consolidated balance sheets.

(5)	Excludes the Company's junior and senior mezzanine loans which are accounted for as equity.
(6)	Leased by Alexander's through January 2037.
(7)	Represents the contractual debt obligations.

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	92.4%	$43.47	2,326,000	2,326,000	-		$218,767	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
									Food Marketing Institute, American Diabetes Association

S. Clark Street / 12th Street - 5 buildings	100.0%	82.0%	37.20	1,547,000	1,547,000	-		54,902	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	87.5%	39.32	1,482,000	1,462,000	20,000	*	38,137	General Services Administration,
241-251 18th Street - 4 buildings									Chemonics, Dominion Dental, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	93.7%	39.95	869,000	506,000	363,000	*	-	General Services Administration, Lockheed Martin,
- 3 buildings									University of Phoenix, Inc.

2100 / 2200 Crystal Drive - 2 buildings	100.0%	82.8%	35.31	529,000	529,000	-		-	General Services Administration, Deloitte LLP,
									Public Broadcasting Service

223 23rd Street	100.0%	-	-	147,000	-	147,000	*	-

2001 Jefferson Davis Highway	100.0%	64.1%	34.36	162,000	162,000	-		-	Institute for the Psychology Sciences, VT Aepco, Inc.

Crystal City Shops at 2100	100.0%	97.4%	23.30	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	49.54	57,000	57,000	-		-	Various

Total Crystal City	100.0%	87.7%	39.93	7,199,000	6,669,000	530,000		311,806

Central Business District:
1825-1875 Connecticut Avenue, NW	100.0%	99.0%	45.72	686,000	686,000	-		185,000	Family Health International, WeWork
Universal Buildings - 2 buildings

1299 Pennsylvania Avenue, NW	55.0%	91.1%	70.53	621,000	621,000	-		273,000	Baker Botts LLP, General Electric, Cooley LLP,
Warner Building									Facebook, Live Nation, APCO Worldwide Inc

2101 L Street, NW	100.0%	99.0%	66.91	380,000	380,000	-		144,833	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

1150 17th Street, NW	100.0%	100.0%	55.29	241,000	65,000	176,000		28,728	American Enterprise Institute

875 15th Street, NW - Bowen Building	100.0%	84.5%	69.81	231,000	231,000	-		-	Paul Hastings LLP, General Services Administration

1101 17th Street, NW	55.0%	100.0%	49.36	215,000	215,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	92.7%	47.05	205,000	205,000	-		14,853	General Services Administration
(ground leased through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Central Business District (Continued):
1726 M Street, NW	100.0%		-	$-	92,000	-	92,000		$-

1501 K Street, NW	5.0%		100.0%	68.72	379,000	379,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		92.9%	85.54	129,000	129,000	-		-	Bloomberg, Abbott Laboratories, Abbvie US LLC

Total Central Business District			95.3%	59.21	3,179,000	2,911,000	268,000		677,414

Skyline Properties:
Skyline Properties - 8 buildings	100.0%		46.9%	32.18	2,648,000	2,648,000	-		694,813	General Services Administration, Analytic Services,
										Axiom Resource Management,
										Booz Allen, Deloitte LLP

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		93.8%	45.27	638,000	638,000	-		23,250	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		56.6%	42.98	736,000	494,000	242,000	*	38,770	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn / Ballston			83.8%	44.84	1,374,000	1,132,000	242,000		62,020

Reston:
Commerce Executive - 3 buildings	100.0%	`	95.9%	34.33	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		95.2%	32.00	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		65.5%	41.17	561,000	561,000	-		90,000	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		94.3%	48.96	869,000	869,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	45.40	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			95.2%	48.29	1,039,000	1,039,000	-		450,000

Total Washington, DC office properties			81.9%	$44.36	16,633,000	15,574,000	1,059,000		$2,286,053

Vornado's Ownership Interest			80.7%	$42.65	14,093,000	13,170,000	923,000		$1,641,777

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%	%		Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy		PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
RiverHouse Apartments - 3 buildings
(1,670 units)	100.0%	97.8%		$-	1,802,000	1,802,000	-		$307,710

West End 25 (283 units)	100.0%	99.7%		-	273,000	273,000	-		101,671

2221 South Clark Street (216 units)	100.0%	100.0%		-	171,000	171,000	-		-	WeWork (residential and office)

220 20th Street (265 units)	100.0%	97.7%		-	269,000	269,000	-		69,272

The Bartlett - 1 building
-Residential (699 units)	100.0%	37.1%	(3)	-	577,000	214,000	363,000
-Retail	100.0%	100.0%		-	43,000	41,000	2,000			Whole Foods
					620,000	255,000	365,000		-

Rosslyn Plaza - 2 buildings (196 units)	43.7%	99.5%		-	253,000	253,000	-		-

Total Residential		98.2%		-	3,388,000	3,023,000	365,000		478,653

Other:
Crystal City Hotel	100.0%	100.0%		-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%		-	129,000	53,000	76,000	*	-

Other - 3 buildings	100.0%	100.0%		-	11,000	11,000	-		-

Total Other		100.0%			406,000	330,000	76,000		-

Total Washington, DC		84.6%		$44.36	20,427,000	18,927,000	1,500,000		$2,764,706

Vornado's Ownership Interest		84.0%		$42.65	17,745,000	16,381,000	1,364,000		$2,120,429

* We do not capitalize interest or real estate taxes on this space.

(1)				Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2)				Represents the contractual debt obligations.
(3)				During lease-up, the residential portion of the Bartlett is excluded from total occupancy statistics for the Washington, DC segment.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
555 California Street:
555 California Street	70.0%	97.8%	$67.37	1,505,000	1,505,000	-	$584,489	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	55.0%	60.62	232,000	232,000	-	-	Bank of America, Regus

345 Montgomery Street	70.0%	-	-	64,000	-	64,000	-

Total 555 California Street		92.1%	$66.83	1,801,000	1,737,000	64,000	$584,489

Vornado's Ownership Interest		92.1%	$66.83	1,261,000	1,216,000	45,000	$409,143

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	97.3%	$34.88	1,924,000	1,924,000	-		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.4%	44.60	1,632,000	1,632,000	-		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	97.1%	44.66	88,000	88,000	-
	100.0%	97.8%	39.35	3,644,000	3,644,000	-	$550,000

Other	50.0%	100.0%	36.14	19,000	19,000	-	34,054

Total theMART		97.8%	$39.33	3,663,000	3,663,000	-	$584,054

Vornado's Ownership Interest		97.8%	$39.33	3,654,000	3,654,000	-	$567,027

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.
(2)			Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
	Fund			Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (3)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$218.08	95,000	95,000	-		Sephora, Bank of America
- Residential (39 units)	100.0%		89.7%	-	59,000	59,000	-
					154,000	154,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	669.53	11,000	11,000	-	60,000	Belstaff, Kent & Curwen, Rag & Bone

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	100.0%	146.81	46,000	46,000	-		Hershey's, MAC Cosmetics
- Office	75.3%	(2)	74.7%	44.47	194,000	194,000	-		American Management Association
			79.5%	64.09	240,000	240,000	-	310,000

501 Broadway	100.0%		100.0%	239.83	9,000	9,000	-	23,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		96.0%	38.13	246,000	246,000	-	60,490	Ares Management LLC, Meredith Corp., West Publishing Corp.,
									Syska Hennessy Group, Symantec Corp., X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		96.3%	186.76	49,000	49,000	-		Regal Cinema, Anthropologie, Banana Republic
- Theatre	100.0%		100.0%	39.35	79,000	79,000	-
				94.63	128,000	128,000	-	66,000

Total Real Estate Fund	92.5%		92.7%		788,000	788,000	-	$665,490

Vornado's Ownership Interest	27.4%		90.5%		216,000	216,000	-	$147,230

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.
(3) Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands) (3)	Major Tenants
Other Properties:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$28.89	656,000	208,000	443,000	5,000	$-	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	-	-	-	The Home Depot

Total Other Properties		100.0%	$25.62	784,000	336,000	443,000	5,000	$-

Vornado's Ownership Interest		100.0%	$25.62	784,000	326,000	443,000	5,000	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Represents the contractual debt obligations.